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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 22, 1996 incorporated by reference or included in Occidental Petroleum Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
February 3, 1997